SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   November 4, 2011

NXT Nutritionals Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-147631
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

933 East Columbus Ave.
Springfield, MA 01105
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(413)747-9300
(ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On November 4, 2011 (the “Execution Date”), NXT Nutritionals Holdings, Inc. (the “Company”) and purchasers (the “Purchasers”) holding approximately 93.5% of the aggregate number of (1) the original issue discount senior secured note (the “Notes”), (2) the series C warrants (the “Series C Warrants”) and (3) the shares of common stock underlying the Notes and the Series C Warrants (collectively, the “Securities”), entered into a fourth modification and amendment agreement (the “Fourth Amendment”). In order to take effect, the Amendment was required to be approved by Purchasers of at least 67% of the Securities.  The Fourth Amendment became effective on November 4, 2011 and amends and modifies certain terms and provisions in the Notes and the Series C Warrants, as previously amended by the parties on September 1, 2010, December 6, 2010 and September 6, 2011.

Pursuant to the Fourth Amendment, the holders of the Securities waived their right to monthly redemptions of the Notes and extended the maturity date of the Notes to the four year anniversary of the closing of a proposed 2011 financing.  In addition, the conversion price will be lowered to $.25, and the holders of the Securities agreed to remove the anti-dilution provisions and future participation rights set forth in the Notes and Series C Warrants.
Pursuant to the Fourth Amendment, holders of the Securities agreed to a subordination agreement pursuant to which the holders of the Securities agreed to subordinate their security interests securing the Notes to the senior security interests to be granted by the Company to secure the investors in the proposed 2011 financing and to third parties that provide financing for accounts receivables, inventory and raw materials of the Company. The Subordination agreement gives the 2011 Note holders the senior debt position of the company’s assets.

Also on November 4, 2011, approximately 70% of the holders of convertible debenture (the “2009 Debentures”) and five year Series A and Series B warrants (collectively, the “2009 Warrants” and together with the 2009 Debentures are referred to as the “2009 Securities”) entered into a modification and amendment agreement (the “First Amendment”) pursuant to which the 2009 Debentures and the 2009 Warrants of the approving holders were amended and modified as follows:

• the Conversion Price (as defined in the 2009 Debentures) and the Exercise Price (as defined in the 2009 Warrants) shall be $0.25 per share of common stock;

• the anti-dilution provisions of the 2009 Debentures and under Section 2(d) of the 2009 Warrants are waived; and

• the Maturity Date (as defined in the 2009 Debentures) shall be amended to extend the Maturity Date to the date which is 48 months from the closing of proposed 2011 financing.

The foregoing descriptions of the First Amendment and Fourth Amendment is not complete and is qualified in its entirety by reference to the full terms and conditions of the First Amendment and Fourth Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)          Exhibits.

10.1	Fourth Modification and Amendment Agreement by and among the Company and the 2010 Securities holders identified on the signature pages thereto, dated November 4, 2011

10.2	First Modification and Amendment Agreement by and among the Company and the 2009 Securities holders identified on the signature pages thereto, dated November 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NXT Nutritionals Holdings, Inc.
Date: November 9, 2011	By:	/s/ Francis McCarthy
Name: Francis McCarthy
Title: President and Chief Executive Officer